UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 9, 2012

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On May 9, 2012, Liquidity Services Inc. (the “Company”) issued a press release announcing the Company’s offer to purchase all of the outstanding ordinary capital stock of GoIndustry-DoveBid plc, a company incorporated under the laws of England and Wales (“Go-Dove”), for a cash purchase price of approximately 73 pence per share, plus assumed indebtedness, representing total consideration of approximately $31 million USD (the “Acquisition”). The Acquisition would be implemented by a court approved scheme of arrangement under Part 26 of the United Kingdom Companies Act of 2006 (the “Scheme”) and is subject to customary conditions, including the approval of a majority of Go-Dove’s shareholders who vote with respect to the Scheme and who represent not less than 75% in value of the shares voted, together with court approval.  A copy of the press release and a presentation regarding the Acquisition are attached hereto as Exhibits 99.1 and 99.2 respectively.  The Acquisition is described in more detail in the “Rule 2.7 Announcement” released in the United Kingdom in connection with the Acquisition on May 9, 2012.  The Rule 2.7 Announcement will be made publicly available on the Investor Relations section of Go-Dove’s website no later than 12:00 noon on May 10, 2012.  Go-Dove’s website and the information contained in, or that can be accessed through, Go-Dove’s website is not a part of this Current Report on Form 8-K, nor is such information incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall be considered “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release issued by Liquidity Services Inc., dated May 9, 2012

99.2	Presentation of Liquidity Services, Inc., dated May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: May 9, 2012	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Liquidity Services Inc., dated May 9, 2012

99.2	Presentation of Liquidity Services, Inc., dated May 9, 2012